MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II     Two World Trade Center

LETTER TO THE SHAREHOLDERS January 31, 2001                 New York, New York 10048

DEAR SHAREHOLDER:

The 6-month period ended January 31, 2001, was a very volatile and difficult one for high-yield investors. The high-yield market, which had been mired in one of its worst slumps in history, had an especially difficult time during the fall. Pessimism ran high among the financial markets during this period as the U.S. economy slowed and recession concerns mounted. From September through November, the Nasdaq declined more than 35 percent. Other factors contributing to the high-yield market's decline were a rise in default rates, a long unresolved presidential election and poor earnings announcements by many high-yield issuers. The high-yield market was further hurt by significant investor outflows from high-yield mutual funds. Calendar year 2000 represented the first full year of outflows since 1990.

During this period, credit spreads in the high-yield market relative to U.S. Treasury securities approached their all-time highest levels. Spreads also continued to widen within the high-yield sector as investors gravitated toward the relatively higher-quality end of the marketplace. As a result of this trend, lower-yielding, higher-quality BB-rated bonds held up significantly better than lower-rated bonds.

Fortunately, the high-yield market's performance improved in December as Federal Reserve Board Chairman Alan Greenspan stated that the Fed was ready to ease interest rates if the economy continued to show weakness. His comments led the fixed-income markets higher. The Fed officially cut interest rates twice in January for a total of 100 basis points. Investors responded positively to the Fed's actions and began to put money back into high-yield mutual funds, which led to one of the best performance months in the sector's history. While the fiscal year ended on a positive note it should be noted that the default rate remains high and fears of a recession still exist. Consequently, it would be premature to assume that the market's difficulties are completely over.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PERFORMANCE

For the 6-month period ended January 31, 2001, Morgan Stanley Dean Witter High Income Advantage Trust III produced a total return of -26.73 percent, based on a change in net asset value (NAV) and reinvestment of distributions totaling $0.265 per share. For the same period, the Trust's total return was -8.29 percent, based on a change in its market price on the New York Stock Exchange
(NYSE) and reinvestment of distributions.

As we have stated in recent shareholder reports, the high-yield market has been mired in one of its worst slumps in more than a decade. As a result, the default rates among high-yield debt issuers have risen and this in turn has affected holders of high-yield debt, including the Trust. In order to take into account the effects of these factors on the high-yield market in general and the Trust's portfolio in particular, the Trust has had to adjust its dividend rate downward in order to match the current income level of the Trust's portfolio holdings. The distribution rate of the Trust's shares has been lowered to $0.02975 per share. The previous dividend rate was $0.0425 per share. The new dividend rate is effective with the dividend declared on February 21, 2001, and payable March 23, 2001.

PORTFOLIO STRATEGY

As a result of the substantial weakness in the high-yield market, in which bond prices declined sharply and yields rose dramatically, the Trust's core position in the B-rated sector was adversely affected. In particular, its allocation to the telecommunication sector detracted from results. This sector was hard hit as a number of high-yield security issuers announced poor earnings. The Trust's low exposure to the energy sector also hurt performance, as this sector continued to be a safe haven for investors and declined less than the overall market.

The Trust's management team is working to restructure portions of the Trust's portfolio so that certain current holdings can be eliminated in favor of other high yield bonds which we believe offer competitive income with lower credit risk. Management believes that a repositioning strategy that concentrates on a strong level of income balanced by considerations of lower credit risk and overall long-term return will, in the future, better serve and benefit our shareholders. Therefore, we plan to increase portfolio diversification with a modest increase in the number of holdings and with greater industry diversification. As opportunities arise, we also expect to invest in more BB-rated securities on behalf of the Trust, because we believe that this sector offers good long-term value.

From an industry perspective, we view the telecommunications sector as a potentially rewarding investment opportunity over the long term, given the worldwide trend toward providing expanded global telecommunications services. The combination of growth prospects for the industry over the

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II next few years, along with the likelihood of the formation of strategic partnerships, provides a good backdrop for revenue growth, better profitability and future credit improvement.

LOOKING AHEAD

While the past two years have been difficult ones for investors in the high-yield arena, we believe that the sector currently represents unusual value, as credit spreads are much wider than the historical averages. For the high-yield market to enjoy sustained improvement it will be important to see investment inflows continue. Further easing by the Federal Reserve and an improved economic outlook would also be supportive. Through careful credit analysis and active management we believe that, over the long term, the high-yield market will once again reward investors with attractive yields and competitive total returns.

In January, Steven F. Esser, Robert E. Angevine, Gordon W. Loery and Deanna L. Loughnane were named primary portfolio managers of Morgan Stanley Dean Witter High Income Advantage Trust III. Mr. Esser is a Managing Director of Morgan Stanley Dean Witter Advisors Inc., the Trust's Investment Manager, as well as a Managing Director of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager. Mr. Angevine is a Principal of the Investment Manager as well as a Principal of MAS. Mr. Loery is a Principal of the Investment Manager as well as a Principal of MAS. Messrs. Esser, Angevine and Loery have been managing portfolios for MAS and its investment advisory affiliates for more than five years. Ms. Loughnane is a Principal of the Investment Manager as well as a Principal of MAS. She has been managing portfolios for MAS and its investment advisory affiliates since 1997, prior to which she was a Vice President and Senior Corporate Bond Analyst for Putnam Investments (1993 - 1997).

We appreciate your ongoing support of Morgan Stanley Dean Witter High Income Advantage Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2001 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (85.4%)
            Aerospace & Defense (2.4%)
$    800    Loral Space & Communications Ltd.....   9.50 %   01/15/06    $   616,000
   1,500    Sabreliner Corp. - 144A*.............  11.00     06/15/08      1,200,000
                                                                         -----------
                                                                           1,816,000
                                                                         -----------
            Broadcast/Media (0.8%)
     800    Tri-State Outdoor Mediagroup,
             Inc. ...............................  11.00     05/15/08        576,000
                                                                         -----------

            Broadcasting (1.2%)
     450    STC Broadcasting, Inc. ..............  11.00     03/15/07        416,250
     650    XM Satellite Radio Holdings Inc. ....  14.00     03/15/10        468,000
                                                                         -----------
                                                                             884,250
                                                                         -----------
            Cable/Satellite TV (2.5%)
     305    Adelphia Communications Corp. .......  10.875    10/01/10        321,775
   9,000    Australis Holdings Property Ltd.
             (Australia) (a)(b)..................  15.00     11/01/02            900
     425    British Sky Broadcasting Group
             (United Kingdom)....................   6.875    02/23/09        388,599
     700    Callahan Nordrhein Westfalen - 144A*
             (Germany)...........................  14.00     07/15/10        700,000
   1,500    Knology Holdings, Inc. ..............  11.875++  10/15/07        465,000
                                                                         -----------
                                                                           1,876,274
                                                                         -----------
            Casino/Gaming (8.6%)
   7,500    Aladdin Gaming Capital Corp. (Series
             B)..................................  13.50++   03/01/10      3,150,000
   4,500    Fitzgeralds Gaming Corp. (Series B)
             (b).................................  12.25     12/15/04      2,700,000
   1,802    Resort At Summerlin (Series B) (b)...  13.00     12/15/07        180,198
     475    Station Casinos, Inc. ...............   9.875    07/01/10        496,375
                                                                         -----------
                                                                           6,526,573
                                                                         -----------
            Cellular Telephone (1.7%)
     500    Dobson/Sygnet Communications.........  12.25     12/15/08        527,500
   3,300    Dolphin Telecom PLC (United
             Kingdom)............................  11.50++   06/01/08        495,000
   2,750    Dolphin Telecom PLC (United
             Kingdom)............................  14.00++   05/15/09        261,250
                                                                         -----------
                                                                           1,283,750
                                                                         -----------
            Commercial Printing/Forms (0.1%)
   1,500    Premier Graphics Inc. (b)............  11.50     12/01/05         75,000
                                                                         -----------

            Consumer/Business Services (3.9%)
     800    Anacomp, Inc. (Series B) (b).........  10.875    04/01/04        112,000
   1,000    Anacomp, Inc. (Series D) (b).........  10.875    04/01/04        140,000
   2,153    Comforce Corp. (Series B)............  15.00+    12/01/09        646,033
   4,000    Comforce Operating, Inc. ............  12.00     12/01/07      2,080,000
                                                                         -----------
                                                                           2,978,033
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2001 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Containers/Packaging (2.2%)
$    650    Berry Plastics Corp. ................  11.00 %   07/15/07    $   500,500
   1,500    Envirodyne Industries, Inc. .........  10.25     12/01/01      1,155,000
                                                                         -----------
                                                                           1,655,500
                                                                         -----------
            Diversified Manufacturing (7.4%)
   1,400    Eagle-Picher Industries, Inc. .......   9.375    03/01/08        938,000
   8,536    Jordan Industries, Inc. (Series B)...  11.75++   04/01/09      4,694,800
                                                                         -----------
                                                                           5,632,800
                                                                         -----------
            Electronic Distributors (0.1%)
   3,000    CHS Electronics, Inc. (a) (b)........   9.875    04/15/05         60,000
                                                                         -----------

            Electronic Equipment/Instruments
             (1.2%)
   1,500    High Voltage Engineering, Inc. ......  10.75     08/15/04        900,000
                                                                         -----------

            Electronics/Appliances (0.9%)
   9,945    International Semi-Tech
             Microelectronics, Inc. (Canada) (a)
             (b).................................  11.50     08/15/03         99,450
     650    Windmere-Durable Holdings, Inc. .....  10.00     07/31/08        552,500
                                                                         -----------
                                                                             651,950
                                                                         -----------
            Environmental Services (0.6%)
     450    Allied Waste North America Inc.
             (Series B)..........................  10.00     08/01/09        454,500
                                                                         -----------

            Food Distributors (2.1%)
   1,050    Fleming Companies, Inc. (Series B)...  10.625    07/31/07        798,000
     900    Volume Services America, Inc. .......  11.25     03/01/09        787,500
                                                                         -----------
                                                                           1,585,500
                                                                         -----------
            Food Retail (0.3%)
     379    Pueblo Xtra International, Inc. .....   9.50     08/01/03        132,650
     355    Pueblo Xtra International, Inc.
             (Series C)..........................   9.50     08/01/03        124,250
                                                                         -----------
                                                                             256,900
                                                                         -----------
            Home Building (0.7%)
     500    Toll Brothers, Inc. .................   8.25     02/01/11        500,000
                                                                         -----------

            Hospital/Nursing Management (2.0%)
   1,100    HCA - The Healthcare Co. ............   8.75     09/01/10      1,157,750
     375    Tenet Healthcare Corp. ..............   8.625    01/15/07        386,250
                                                                         -----------
                                                                           1,544,000
                                                                         -----------
            Hotels/Resorts/Cruiselines (0.6%)
   1,500    Epic Resorts LLC (Series B)..........  13.00     06/15/05        450,000
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2001 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Household/Personal Care (2.6%)
$  2,015    J.B. Williams Holdings, Inc. ........  12.00 %   03/01/04    $ 1,974,700
                                                                         -----------

            Industrial Specialties (1.5%)
     800    Indesco International, Inc. (b)......   9.75     04/15/08        136,000
   1,500    Outsourcing Services Group, Inc.
             (Series B)..........................  10.875    03/01/06        975,000
                                                                         -----------
                                                                           1,111,000
                                                                         -----------
            Internet Software/Services (1.6%)
     300    Cybernet Internet Services Inc. .....  14.00     07/01/09         75,000
   1,300    Globix Corp. ........................  12.50     02/01/10        585,000
     650    PSINet, Inc. ........................  10.50     12/01/06        178,750
   1,400    PSINet, Inc. ........................  11.00     08/01/09        385,000
                                                                         -----------
                                                                           1,223,750
                                                                         -----------
            Medical Specialties (1.4%)
   2,300    Mediq Inc./PRN Life Support Services,
             Inc. (b)............................  11.00     06/01/08         23,000
   1,500    Universal Hospital Services, Inc. ...  10.25     03/01/08      1,050,000
                                                                         -----------
                                                                           1,073,000
                                                                         -----------
            Movies/Entertainment (0.5%)
     400    Alliance Atlantis Communications,
             Inc. - 144A* (Canada)...............  13.00     12/15/09        414,000
                                                                         -----------

            Office Equipment/Supplies (2.3%)
   3,200    Mosler, Inc. ........................  11.00     04/15/03      1,760,000
                                                                         -----------

            Other Consumer Specialties (1.7%)
   1,625    Samsonite Corp. .....................  10.75     06/15/08      1,267,500
                                                                         -----------

            Restaurants (2.8%)
  16,077    American Restaurant Group Holdings,
             Inc. - 144A* (c)....................   0.00     12/15/05        643,096
   4,000    FRD Acquisition Corp. (Series B)
             (a).................................  12.50     07/15/04      1,440,000
                                                                         -----------
                                                                           2,083,096
                                                                         -----------
            Retail -- Specialty (1.4%)
     400    Pantry, Inc. ........................  10.25     10/15/07        388,000
     750    Petro Stopping Centers L.P. .........  10.50     02/01/07        637,500
                                                                         -----------
                                                                           1,025,500
                                                                         -----------
            Specialty Telecommunications (12.2%)
   3,000    Birch Telecom Inc. ..................  14.00     06/15/08      1,650,000
   1,500    DTI Holdings, Inc. (Series B)........  12.50++   03/01/08        480,000

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2001 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$  1,150    Esprit Telecom Group PLC (United
             Kingdom) (b)........................  11.50 %   12/15/07    $    46,000
   1,400    Esprit Telecom Group PLC (United
             Kingdom) (b)........................  10.875    06/15/08         56,000
   4,600    Firstworld Communications, Inc. .....  13.00++   04/15/08        644,000
     325    GT Group Telecom Inc. (Canada).......  13.25++   02/01/10        138,125
     650    McLeodUSA, Inc. .....................  11.50     05/01/09        672,750
     800    Pac-West Telecomm Inc. ..............  13.50     02/01/09        688,000
   1,100    Primus Telecommunications Group,
             Inc. ...............................  12.75     10/15/09        451,000
   1,500    Primus Telecommunications Group, Inc.
             (Series B)..........................   9.875    05/15/08        615,000
     650    Versatel Telecom International NV
             (Netherlands).......................  13.25     05/15/08        539,500
   1,800    Viatel Inc. .........................  12.50++   04/15/08        360,000
   1,900    Viatel Inc. .........................  11.25     04/15/08        646,000
     650    Viatel Inc. (issued 03/19/99)........  11.50     03/15/09        221,000
     600    Viatel Inc. (issued 12/08/99)........  11.50     03/15/09        204,000
   1,950    World Access, Inc. (c)...............  13.25     01/15/08      1,306,499
     650    Worldwide Fiber Inc. (Canada)........  12.00     08/01/09        542,750
                                                                         -----------
                                                                           9,260,624
                                                                         -----------
            Telecommunications (11.5%)
     750    Covad Communications Group, Inc. ....  12.50     02/15/09        262,500
   3,000    Covad Communications Group, Inc.
             (Series B)..........................  13.50++   03/15/08        540,000
     700    Covad Communications Group, Inc.
             (Series B)..........................  12.00     02/15/10        238,000
   3,700    e. Spire Communications, Inc. .......  13.75     07/15/07      1,109,999
   1,500    Focal Communications Corp. (Series
             B)..................................  12.125++  02/15/08        780,000
     650    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25     09/01/04        632,125
     650    Level 3 Communications, Inc. ........   9.125    05/01/08        581,750
     650    MGC Communications, Inc. ............  13.00     04/01/10        377,000
     650    NEXTLINK Communications LLC..........  12.50     04/15/06        630,500
     985    NTL Communications Corp. ............  11.875    10/01/10        962,838
   2,400    Rhythms Netconnections, Inc. ........  12.75     04/15/09        816,000
   1,800    Rhythms Netconnections, Inc. ........  14.00     02/15/10        468,000
     650    Startec Global Communications
             Corp. ..............................  12.00     05/15/08        325,000
   1,400    Talton Holdings, Inc. (Series B).....  11.00     06/30/07      1,022,000
                                                                         -----------
                                                                           8,745,712
                                                                         -----------
            Trucks/Construction/Farm Machinery (2.4%)
   2,000    J.B. Poindexter & Co., Inc. .........  12.50     05/15/04      1,800,000
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2001 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Wireless Communications (4.2%)
$    700    AMSC Acquisition Co., Inc. (Series
             B)..................................  12.25 %   04/01/08    $   343,000
  10,000    CellNet Data Systems, Inc. (a) (b)...  14.00++   10/01/07         50,000
     500    Globalstar LP/Capital Corp. (b)......  10.75     11/01/04         50,000
   1,000    Globalstar LP/Capital Corp. (b)......  11.50     06/01/05        100,000
   1,600    Orbcomm Global LP/Capital Corp.
             (Series B) (b)......................  14.00     08/15/04        160,000
   2,920    USA Mobile Communications Holdings,
             Inc. ...............................  14.00     11/01/04      1,401,600
   1,350    WinStar Communications, Inc..........  12.75     04/15/10      1,093,500
                                                                         -----------
                                                                           3,198,100
                                                                         -----------
            TOTAL CORPORATE BONDS
            (Cost $135,505,695).......................................    64,644,012
                                                                         -----------

NUMBER OF
 SHARES
---------
            COMMON STOCKS (d) (1.1%)
            Apparel/Footwear Retail (0.0%)
1,301,189   County Seat Stores, Inc. (c)..............................       11,711
                                                                        -----------

            Casino/Gaming (0.0%)
   3,000    Fitzgeralds Gaming Corp. .................................            3
                                                                        -----------

            Foods: Specialty/Candy (0.0%)
   1,121    SFAC New Holdings Inc. (c)................................          280
     206    SFFB Holdings, Inc. (c)...................................            2
 225,000    Specialty Foods Acquisition Corp. - 144A*.................        2,250
                                                                        -----------
                                                                              2,532
                                                                        -----------
            Hotels/Resorts/Cruiselines (0.0%)
   5,000    Motels of America, Inc. - 144A*...........................        1,250
                                                                        -----------

            Medical/Nursing Services (0.0%)
 287,831    Raintree Healthcare Corp. (c).............................        2,590
                                                                        -----------

            Motor Vehicles (0.0%)
      91    Northern Holdings Industrial Corp. (c)....................           --
                                                                        -----------

            Restaurants (0.0%)
  12,500    American Restaurant Group Holdings, Inc. - 144A*..........        3,125
                                                                        -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2001 (unaudited) continued


NUMBER OF
 SHARES                                                                    VALUE
------------------------------------------------------------------------------------
            Specialty Telecommunications (0.5%)
  20,001    Versatel Telecom International NV (ADR) (Netherlands).....  $   283,764
   9,426    World Access, Inc. (c)....................................       34,169
                                                                        -----------
                                                                            317,933
                                                                        -----------
            Telecommunication Equipment (0.0%)
 112,000    FWT, Inc. (Class A) (c)...................................        1,120
                                                                        -----------

            Textiles (0.0%)
 298,462    United States Leather, Inc. (c)...........................        2,985
                                                                        -----------

            Wireless Communications (0.6%)
 402,993    Arch Wireless, Inc. (c)...................................      465,962
  19,140    Vast Solutions, Inc. (Class B1) (c).......................          191
  19,140    Vast Solutions, Inc. (Class B2) (c).......................          191
  19,140    Vast Solutions, Inc. (Class B3) (c).......................          192
                                                                        -----------
                                                                            466,536
                                                                        -----------
            TOTAL COMMON STOCKS
            (Cost $39,595,043)........................................      809,785
                                                                        -----------

            PREFERRED STOCKS (0.2%)
            Restaurants (0.2%)
   1,258    American Restaurant Group Holdings, Inc. (Series B).......      125,800
                                                                        -----------

            Telecommunication Equipment (0.0%)
1,120,000   FWT, Inc. (Series A) (c)..................................       11,200
                                                                        -----------

            TOTAL PREFERRED STOCKS
            (Cost $5,922,565).........................................      137,000
                                                                        -----------

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE
---------                                                   ----------
            WARRANTS (d) (0.5%)
            Aerospace & Defense (0.1%)
   6,000    Sabreliner Corp. - 144A*......................   04/15/03         60,000
                                                                         -----------

            Broadcasting (0.1%)
     650    XM Satellite Radio Holdings Inc. - 144A*......   03/15/10         32,500
                                                                         -----------

            Casino/Gaming (0.0%)
  60,000    Aladdin Gaming Enterprises, Inc. - 144A*......   03/01/10            600
   1,500    Resort At Summerlin - 144A*...................   12/15/07             15
                                                                         -----------
                                                                                 615
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2001 (unaudited) continued


NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE         VALUE
-------------------------------------------------------------------------------------
            Hotels/Resorts/Cruiselines (0.0%)
   1,500    Epic Resorts LLC - 144A*......................   06/15/05    $        15
                                                                         -----------

            Internet Software/Services (0.0%)
     300    Cybernet Internet Services Inc. - 144A*.......   07/01/09          1,500
                                                                         -----------

            Restaurants (0.0%)
   1,000    American Restaurant Group Holdings,
            Inc. - 144A*..................................   08/15/08             10
                                                                         -----------

            Specialty Telecommunications (0.3%)
   3,000    Birch Telecom Inc. - 144A*....................   06/15/08        165,000
   7,500    DTI Holdings Inc. - 144A*.....................   03/01/08             75
   4,600    Firstworld Communications, Inc. - 144A*.......   04/15/08         69,000
     325    GT Group Telecom Inc. - 144A* (Canada)........   02/01/10         17,875
                                                                         -----------
                                                                             251,950
                                                                         -----------
            Telecommunications (0.0%)
     650    Startec Global Communications Corp. - 144A*...   05/15/08            423
                                                                         -----------

            Wireless Communications (0.0%)
     700    Motient Corp. - 144A*.........................   04/01/08          7,000
                                                                         -----------

            TOTAL WARRANTS
            (Cost $425,315)...........................................       354,013
                                                                         -----------

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE
---------                                           -------   ---------
            SHORT-TERM INVESTMENT (e) (7.9%)
            U.S. GOVERNMENT AGENCY
 $6,000     Student Loan Marketing Assoc.
            (Cost $6,000,000).....................    5.58%    02/01/01     6,000,000
                                                                          -----------

            TOTAL INVESTMENTS
            (Cost $187,448,618) (f)........................       95.1%    71,944,810
            OTHER ASSETS IN EXCESS OF LIABILITIES..........        4.9      3,718,571
                                                                 -----    -----------

            NET ASSETS.....................................      100.0%   $75,663,381
                                                                 =====    ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 2001 (unaudited) continued


---------------------

ADR  American Depository Receipt.
 *   Resale is restricted to qualified institutional investors.
 +   Payment-in-kind security.
++   Currently a zero coupon bond and will pay interest at the
     rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d)  Non-income producing securities.
(e)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(f)  The aggregate cost for federal income tax purposes
     approximates the aggregate cost for book purposes. The
     aggregate gross unrealized appreciation is $695,796 and the aggregate gross unrealized depreciation is $116,199,604,
     resulting in net unrealized depreciation of $115,503,808.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001 (unaudited)

ASSETS:
Investments in securities, at value
 (cost $187,448,618)........................................  $  71,944,810
Cash........................................................         86,540
Receivable for:
    Investments sold........................................      5,118,073
    Interest................................................      2,255,175
Prepaid expenses and other assets...........................         20,091
                                                              -------------

    TOTAL ASSETS............................................     79,424,689
                                                              -------------
LIABILITIES:
Payable for:
    Investments purchased...................................      3,577,779
    Investment management fee...............................         50,217
Accrued expenses and other payables.........................        133,312
                                                              -------------

    TOTAL LIABILITIES.......................................      3,761,308
                                                              -------------

    NET ASSETS..............................................  $  75,663,381
                                                              =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $ 292,813,703
Net unrealized depreciation.................................   (115,503,808)
Accumulated undistributed net investment income.............        990,572
Accumulated net realized loss...............................   (102,637,086)
                                                              -------------

    NET ASSETS..............................................  $  75,663,381
                                                              =============

NET ASSET VALUE PER SHARE,
 35,300,507 shares outstanding
 (unlimited shares authorized of $.01 par value)............          $2.14
                                                              =============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF OPERATIONS
For the six months ended January 31, 2001 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $  9,701,351
                                                              ------------

EXPENSES
Investment management fee...................................       347,891
Transfer agent fees and expenses............................        46,012
Professional fees...........................................        27,205
Shareholder reports and notices.............................        19,735
Registration fees...........................................        16,319
Trustees' fees and expenses.................................        10,378
Custodian fees..............................................         5,156
Other.......................................................         5,766
                                                              ------------

    TOTAL EXPENSES..........................................       478,462
                                                              ------------

    NET INVESTMENT INCOME...................................     9,222,889
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................   (19,539,306)
Net change in unrealized depreciation.......................   (16,679,773)
                                                              ------------

    NET LOSS................................................   (36,219,079)
                                                              ------------

NET DECREASE................................................  $(26,996,190)
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE SIX       FOR THE YEAR
                                                         MONTHS ENDED         ENDED
                                                        JANUARY 31, 2001   JULY 31, 2000
----------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................    $  9,222,889     $ 20,402,694
Net realized loss.....................................     (19,539,306)      (2,977,153)
Net change in unrealized depreciation.................     (16,679,773)     (34,879,777)
                                                          ------------     ------------

    NET DECREASE......................................     (26,996,190)     (17,454,236)

Dividends to shareholders from net investment
 income...............................................      (9,354,485)     (21,612,132)
Decrease from transactions in shares of beneficial
 interest.............................................              --       (1,101,571)
                                                          ------------     ------------

    NET DECREASE......................................     (36,350,675)     (40,167,939)

NET ASSETS:
Beginning of period...................................     112,014,056      152,181,995
                                                          ------------     ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $990,572 and $1,122,168, respectively)............    $ 75,663,381     $112,014,056
                                                          ============     ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 2001 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust II (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on July 7, 1988 and commenced operations on September 30, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 2001 (unaudited) continued


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 2001, aggregated $9,331,737 and $16,951,448, respectively.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 2001 (unaudited) continued


Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At January 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended January 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,937. At January 31, 2001, the Trust had an accrued pension liability of $55,052, which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, July 31, 1999......................................  35,611,307   $356,113    $322,912,469
Treasury shares purchased and retired (weighted average
 discount 4.65%)*...........................................    (310,800)    (3,108)     (1,098,463)
Reclassification due to permanent book/tax differences......          --         --     (29,353,308)
                                                              ----------   --------    ------------
Balance, July 31, 2000 and January 31, 2001.................  35,300,507   $353,005    $292,460,698
                                                              ==========   ========    ============

---------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION      AMOUNT          RECORD            PAYABLE
      DATE         PER SHARE         DATE              DATE
-----------------  ---------   ----------------  -----------------
January 30, 2001    $0.0425    February 9, 2001  February 23, 2001
February 21, 2001   $0.02975    March 9, 2001     March 23, 2001

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 2001 (unaudited) continued


6. FEDERAL INCOME TAX STATUS

At July 31, 2000, the Trust a had net capital loss carryover of approximately $79,388,000, which may be used to offset future capital gains to the extent provided by regulations which is available through July 31 of the following years:

                                AMOUNT IN THOUSANDS
-------------------------------------------------------------------------------
        2002      2003       2004       2005       2006       2007       2008
       ------   --------   --------   --------   --------   --------   --------
       $8,278   $23,309    $20,038     $9,296    $11,478     $4,331     $2,658
       ======   =======    =======     ======    =======     ======     ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $401,000 during fiscal 2000.

At July 31, 2000, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default.

7. CHANGE IN ACCOUNTING POLICY

Effective August 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of July 31, 2001.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                           FOR THE SIX                             FOR THE YEAR ENDED JULY 31
                                           MONTHS ENDED        ------------------------------------------------------------------
                                         JANUARY 31, 2001        2000           1999          1998          1997           1996
---------------------------------------------------------------------------------------------------------------------------------
                                           (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period...       $ 3.17             $ 4.27         $ 5.56        $ 5.83        $ 5.97         $ 6.08
                                              ------             ------         ------        ------        ------         ------

Income (loss) from investment
 operations:
 Net investment income.................         0.26               0.58           0.65          0.73          0.73           0.73
 Net realized and unrealized loss......        (1.02)             (1.07)         (1.26)        (0.26)        (0.11)         (0.17)
                                              ------             ------         ------        ------        ------         ------

Total income (loss) from investment
 operations............................        (0.76)             (0.49)         (0.61)         0.47          0.62           0.56
                                              ------             ------         ------        ------        ------         ------

Less dividends from net investment
 income................................        (0.27)             (0.61)         (0.68)        (0.74)        (0.76)         (0.67)
                                              ------             ------         ------        ------        ------         ------

Net asset value, end of period.........       $ 2.14             $ 3.17         $ 4.27        $ 5.56        $ 5.83         $ 5.97
                                              ======             ======         ======        ======        ======         ======

Market value, end of period............       $ 3.39             $ 4.00         $5.438        $ 6.00        $6.688         $6.125
                                              ======             ======         ======        ======        ======         ======

TOTAL RETURN+..........................        (8.29)%(1)        (14.25)%         2.79%         0.52%        22.75%         11.31%

RATIOS TO AVERAGE NET ASSETS:

Expenses...............................         1.03%(2)           0.96%          0.96%         0.90%         0.89%          0.91%

Net investment income..................        19.94%(2)          15.59%         13.90%        12.69%        12.57%         12.06%

SUPPLEMENTAL DATA:

Net assets, end of period, in
 thousands.............................      $75,663           $112,014       $152,182      $198,072      $207,456       $212,759

Portfolio turnover rate................           11%(1)             27%            61%          104%           90%            89%

---------------------
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST II

REVISED INVESTMENT POLICY

On February 21, 2001, the Trustees of the Trust approved an investment policy whereby the Trust would be permitted to invest, to a limited extent, in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans which have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Like mortgage-backed securities, asset-backed securities generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Stephen F. Esser
Vice President

Robert Angevine
Vice President

Gordon Loery
Vice President

Deanna L. Loughnare
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST II


Semiannual Report
January 31, 2001